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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

BarPoint.com, Inc.

We hereby consent to the incorporation by reference in this Registration Statement of BarPoint.com, Inc. on Form S-8 of our report dated December 15, 1999, appearing in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000.

/s/ Marks Paneth & Shron LLP

Marks Paneth & Shron LLP
(Formerly Marks Shron & Company LLP)
Certified Public Accountants

New York, New York
June 22, 2001

                                     23.2